Dreyfus
      Liquid Assets, Inc.

      SEMIANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                            Liquid Assets, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Liquid Assets, Inc., covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Patricia A. Larkin.

The economy began to recover during the first half of 2002, signaling an end to the U.S. economic recession. As the economy has gained strength, however, the stock and bond markets have fluctuated widely. Prices of bonds that are more sensitive to interest-rate changes, such as U.S. government securities, first fell and then rallied as investors changed their expectations of the timing of eventual interest-rate hikes. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among certain U.S. corporations generally hurt securities that are more credit sensitive, such as stocks and corporate bonds.

In this environment, money market funds have once again demonstrated their ability to preserve investors' capital during challenging times. Although yields have remained near historical lows, money market funds have recently attracted a record amount of assets as investors look for a more stable alternative to the stock market.

When will volatility in the longer term markets subside? No one knows for sure. But as many professionals can attest, it is unlikely that returns from money market funds will enable you to reach long-term financial goals such as retirement, a new home or a college education. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you balance near-term risks with potential long-term rewards. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How   did   Dreyfus   Liquid   Assets,   Inc.   perform   during   the  period?

For the six-month period ended June 30, 2002, Dreyfus Liquid Assets, Inc. produced an annualized yield of 1.69% . Taking into account the effects of compounding, the fund produced an annualized effective yield of 1.70%.(1)

What is the fund's investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests in a diversified portfolio of high quality, short-term debt securities. These include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, short-term securities issued by domestic or foreign branches of U.S. banks, repurchase agreements, asset-backed securities, commercial paper and other short-term obligations of U.S. issuers

Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

What other factors influenced the fund's performance?

When  the  reporting  period  began, the economy was in the midst of a recession that had been intensified by the September 11 terrorist attacks. The Federal Reserve Board (the "Fed" ) reacted quickly and decisively to the attacks, reducing the benchmark federal funds rate aggressively in an effort to rekindle economic growth. As a result, 2002 and the reporting period began with a federal
funds    rate    of    1.75%   , its    lowest    level    in    40    years.

In January, it was estimated that the U.S. economy grew at a 1.40% annual rate during the fourth quarter of 2001 (later revised to 2.70%), driven primarily by robust consumer spending. Buoyed by the economy's apparent gains, the Fed held the federal funds rate steady at its

                                                                 The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

January 2002 meeting. As positive economic data accumulated in February, including reports of increased manufacturing activity and strong consumer spending, many analysts expected that the Fed would soon move to a more neutral stance to reflect the likelihood that the recession was over.

This proved to be the case when the Fed indicated at its March meeting that an economic recovery was apparently underway and that the risks of recession and inflation were evenly balanced. With this pronouncement, in our view, the Fed signaled that its aggressive rate-cutting campaign was complete. Although many fixed-income investors reacted as if rate hikes were imminent, the Fed later suggested that this was not necessarily true. With layoffs continuing and consumers spending less, the strength of the recovery remained uncertain.

By the end of the reporting period, it was revealed that the U.S. economy grew at a robust 5.00% annualized rate during 2002's first quarter, representing the economy' s best quarterly performance since 1999. However, many analysts agreed that this figure was the result of the temporary effects of inventory liquidation as businesses rushed to sell off unsold goods, and that the second quarter's economic expansion rate would be more modest.

Indeed, the sluggishness of the economic recovery became more apparent in April and May. Jobless claims increased, indicating that businesses continued to reduce costs through layoffs. The Producer Price Index rose, mainly because of higher energy costs. For their part, consumers began to spend at a slower rate,
and    consumer    sentiment    dropped.

The economy continued to give mixed signals in June. On one hand, a key index of U.S. manufacturing rose slightly compared to the prior month, suggesting that manufacturing was recovering faster than expected. On the other hand, the June unemployment rate' s rise was greater than many expected, indicating that employers remained reluctant to add more workers until the economy strengthens.


What is the fund's current strategy?

The uncertainty of the economic recovery's strength and sustainability has been intensified recently by steep declines in the stock market. Despite the increase in manufacturing activity and persistently strong consumer spending, investor sentiment has turned sharply negative amid the spread of accounting scandals among major U.S. corporations, terrorism fears and anemic corporate profits. These factors have contributed to a change in investors' expectations regarding the timing of potential interest-rate hikes. Currently, many analysts believe that the Fed is unlikely to raise rates until late in 2002 or early in 2003. Accordingly, we have continued to maintain a relatively long weighted average maturity for the fund.

July 15, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)

                                                                                              Principal

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--16.3%                                                Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Allfirst Bank

   3.67%, 9/9/2002                                                                          100,000,000              100,000,000

Bank One N.A.

   1.80%, 11/5/2002                                                                         100,000,000  (a)         100,000,000

Citibank N.A.

   1.80%, 8/21/2002                                                                         176,000,000              176,002,482

Harris Trust & Savings Bank

   2.21%--2.44%, 10/10/2002--11/25/2002                                                     150,000,000              149,994,825

Standard Federal Bank

   2.07%--2.40%, 8/2/2002--12/3/2002                                                        140,000,000              139,994,956

U.S. Bank N.A.

   2.01%, 3/17/2003                                                                         150,000,000              150,000,000

Wilmington Trust Co.

   2.00%--2.58%, 8/5/2002--11/7/2002                                                        334,000,000              334,073,022

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $1,150,065,285)                                                                                           1,150,065,285
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--46.7%
--------------------------------------------------------------------------------

Amstel Funding Corp.

   1.81%--1.97%, 7/31/2002--9/23/2002                                                       324,999,000  (b)         324,122,487

Atlantis One Funding Corp.

   2.00%--2.03%, 8/2/2002--8/15/2002                                                        258,783,000  (b)         258,281,530

Bear Stearns Cos. Inc.

   1.81%, 9/9/2002                                                                          100,000,000               99,650,000

Beta Finance Inc.

   2.02%, 10/29/2002                                                                         39,500,000               39,236,667

Canadian Imperial Holdings Inc.

   1.81%, 9/12/2002                                                                         200,000,000              199,270,000

Danske Corp. Inc.

   1.81%, 9/19/2002                                                                         200,000,000              199,200,000

Dexia Delaware LLC

   2.10%, 10/16/2002                                                                         82,000,000               81,493,058

Edison Asset Securitization LLC

   1.95%--2.07%, 7/1/2002--10/16/2002                                                       118,203,000  (b)         117,898,347

General Electric Capital Corp.

   2.06%--2.08%, 10/18/2002--11/25/2002                                                     200,000,000              198,545,250

HVB Finance (Delaware) Inc.

   1.90%--1.98%, 12/27/2002--12/31/2002                                                     300,000,000              297,072,556

Ing America Insurance Holdings

   2.02%, 11/18/2002                                                                         50,000,000               49,611,111


                                                                                              Principal

COMMERCIAL PAPER (CONTINUED)                                                                  Amount ($)                Value ($)
--------------------------------------------------------------------------------------------------------------------------------

Ing U.S. Funding LLC

   1.97%--1.98%, 10/31/2002--11/4/2002                                                      100,000,000               99,327,767

J.P. Morgan Chase & Co.

   1.90%, 8/13/2002                                                                         100,000,000               99,775,444

Morgan Stanley Group Inc.

   1.85%, 9/18/2002                                                                          50,000,000               49,798,111

Moriarty Ltd.

   1.95%--2.01%, 8/1/2002--10/8/2002                                                        250,000,000  (b)         249,014,992

PB Finance (DE) Inc.

   1.98%--2.06%, 8/5/2002--8/14/2002                                                        325,000,000              324,301,944

Sigma Finance Inc.

   2.02%--2.06%, 10/21/2002--10/24/2002                                                     140,000,000  (b)         139,109,356

Societe Generale N.A. Inc.

   2.11%, 12/19/2002                                                                        100,000,000               99,012,000

UBS Finance Delaware LLC

   2.00%, 7/1/2002                                                                           50,000,000               50,000,000

Wyeth

   1.91%--1.92%, 7/9/2002--8/2/2002                                                         329,400,000              329,071,883

TOTAL COMMERCIAL PAPER

   (cost $3,303,792,503)                                                                                           3,303,792,503
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--18.6%
--------------------------------------------------------------------------------

American Express Centurion Bank

   1.80%, 8/14/2002                                                                         100,000,000  (a)         100,000,000

Beta Finance Inc.

   2.06%, 1/27/2003                                                                          70,000,000  (b)          70,000,000

Beta Finance Inc.

   1.85%, 7/5/2002--7/9/2002                                                                 81,000,000  (b)          81,000,000

CC (USA) Inc.

   2.21%--2.56%, 10/21/2002--11/13/2002                                                     139,000,000  (b)         138,970,986

CC (USA) Inc.

   1.81%--1.85%, 7/5/2002--11/29/2002                                                        74,000,000  (a,b)        74,000,000

K2 (USA) LLC

   3.78%--3.85%, 7/15/2002--8/15/2002                                                        75,000,000  (b)          75,003,146

K2 (USA) LLC

   1.84%--1.86%, 7/1/2002--9/26/2002                                                        240,000,000  (a,b)       240,000,000

Links Finance LLC

   3.79%--4.01%, 7/15/2002--8/15/2002                                                       175,000,000  (b)         175,005,296

Links Finance LLC

   1.82%--1.83%, 9/20/2002--12/3/2002                                                       140,000,000  (a,b)       140,002,548

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

CORPORATE NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch & Co. Inc.

   1.82%, 3/6/2003                                                                           50,000,000  (a)          50,000,000

Sigma Finance Inc.

   3.81%--4.01%, 7/2/2002--7/15/2002                                                        100,000,000  (b)         100,000,000

Sigma Finance Inc.

   1.86%--1.87%, 1/16/2003--6/13/2003                                                        75,000,000  (a,b)        74,998,811

TOTAL CORPORATE NOTES

   (cost $1,318,980,787)                                                                                           1,318,980,787
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--4.5%
--------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  2.03%--2.35%, 8/19/2002--1/31/2003

   (cost $320,000,000)                                                                      320,000,000  (c)         320,000,000
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--10.6%
--------------------------------------------------------------------------------

Bank of America N.A.

   2.50%, 5/6/2003                                                                          100,000,000              100,000,000

Bank One N.A.

   2.26%--3.60%, 9/23/2002--12/9/2002                                                        75,000,000               75,000,000

First Union National Bank

   1.88%, 5/29/2003                                                                          50,000,000  (a)          50,041,044

Key Bank N.A.

   1.83%, 8/15/2002                                                                         100,000,000  (a)          99,997,534

Lasalle Bank N.A.

   2.28%, 12/3/2002                                                                          50,000,000               49,994,692

National City Bank

   2.30%, 1/3/2003                                                                           25,000,000               25,000,000

National City Bank

   1.80%, 7/19/2002                                                                         200,000,000  (a)         200,000,000

Standard Federal Bank

   2.01%, 8/30/2002                                                                          50,000,000               50,000,827

U.S. Bank N.A. Minneapolis

   2.26%, 12/6/2002                                                                          50,000,000               49,990,347

U.S. Bank N.A. Minneapolis

   1.81%, 1/13/2003                                                                          50,000,000  (a)          50,000,000

TOTAL SHORT-TERM BANK NOTES

   (cost $750,024,444)                                                                                               750,024,444


                                                                                              Principal

U.S. GOVERNMENT AGENCIES--1.1%                                                                Amount ($)                Value ($)
--------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp., Discount Notes

  2.28%, 1/2/2003

         (cost $74,140,521)                                                                  75,000,000               74,140,521
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--1.6%
--------------------------------------------------------------------------------

State Street Bank & Trust Co. (Grand Cayman)

  1.75%, 7/1/2002

         (cost $116,070,000)                                                                116,070,000              116,070,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $7,033,073,540)                                                            99.4%           7,033,073,540

CASH AND RECEIVABLES (NET)                                                                           .6%              44,178,654

NET ASSETS                                                                                        100.0%           7,077,252,194

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2002,
     THESE SECURITIES AMOUNTED TO $2,257,407,499 OR 31.9% OF NET ASSETS.

(C)  THESE  NOTES  WERE  ACQUIRED  FOR  INVESTMENT,  AND NOT WITH THE  INTENT TO
     DISTRIBUTE  OR SELL.  SECURITIES  RESTRICTED  AS TO  PUBLIC  RESALE.  THESE
     SECURITIES WERE ACQUIRED FROM 1/31/2002 TO 5/6/2002 AT A COST PAR VALUE. AT
     JUNE 30, 2002, THE AGGREGATE  VALUE OF THESE  SECURITIES  WAS  $320,000,000
     REPRESENTING 4.5% OF NET ASSETS AND ARE VALUED AT AMORTIZED COST.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                            Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        7,033,073,540  7,033,073,540

Cash                                                                 11,908,955

Interest receivable                                                  36,944,204

Prepaid expenses                                                        209,726

                                                                  7,082,136,425
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         3,771,947

Accrued expenses                                                      1,112,284

                                                                      4,884,231
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    7,077,252,194
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   7,076,695,679

Accumulated undistributed investment income--net                        566,029

Accumulated net realized gain (loss) on investments                      (9,514)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    7,077,252,194
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(25 billion shares of $.001 par value Common Stock authorized)    7,077,571,124

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     78,705,478

EXPENSES:

Management fee--Note 2(a)                                           15,788,246

Shareholder servicing costs--Note 2(b)                               5,129,844

Prospectus and shareholders' reports                                   223,025

Registration fees                                                      162,911

Custodian fees                                                         133,782

Directors' fees and expenses--Note 2(c)                                101,961

Professional fees                                                       19,672

Miscellaneous                                                           21,693

TOTAL EXPENSES                                                      21,581,134

INVESTMENT INCOME--NET                                              57,124,344
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                  (1,041)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                57,123,303

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002            Year Ended
                                               (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         57,124,344           245,877,334

Net realized gain (loss) from investments          (1,041)               (9,111)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   57,123,303           245,868,223
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (56,558,315)         (247,833,676)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               2,528,432,536         5,178,975,656

Dividends reinvested                           20,310,192           100,046,271

Cost of shares redeemed                    (2,075,390,399)       (4,700,730,815)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            473,352,329           578,291,112

TOTAL INCREASE (DECREASE) IN NET ASSETS       473,917,317           576,325,659
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         6,603,334,877         6,027,009,218

END OF PERIOD                               7,077,252,194         6,603,334,877

Undistributed investment income--net              566,029                    --

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                              Six Months Ended
                                 June 30, 2002                                    Year Ended December 31,
                                                         -------------------------------------------------------------------------
                                    (Unaudited)               2001           2000            1999             1998            1997
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                    1.00                1.00           1.00            1.00             1.00            1.00

Investment Operations:

Investment income--net                    .008                .039           .057            .045             .049            .049

Distributions:

Dividends from investment
   income--net                           (.008)              (.039)         (.057)          (.045)           (.049)          (.049)

Net asset value,
   end of period                          1.00                1.00           1.00            1.00             1.00            1.00
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                          1.67(a)             4.01           5.85            4.59             4.97            5.04
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                      .64(a)              .66            .72             .74              .74             .74

Ratio of net investment
   income to average
   net assets                             1.68(a)             3.87           5.73            4.49             4.85            4.92

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                  --                  --             --              --              .01             .01
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                       7,077,252           6,603,335      6,027,009       5,399,204        5,384,532       4,566,292

(A) ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Liquid  Assets,  Inc.  (the  "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value of per share $1.00.

The fund' s statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.


The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On  July  1, 2002, the fund declared a cash dividend of approximately $.0001 per
share   from  undistributed  investment  income-net  which  includes  investment income-net for Saturday June 29 and Sunday June 30, 2002.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applica

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ble provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes

The fund has an unused capital loss carryover of $14,753 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $5,642 of the carryover expires in fiscal 2008 and $9,111 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is based on the value of the fund's average daily net assets and is computed at the following annual rates: 1/2 of 1% of the first $1.5 billion; 48/100ths of 1% of the next $500 million; 47/100ths of 1% of the next $500 million; and 45/100ths of 1% over $2.5 billion. The fee is payable monthly. The Agreement provides that if any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the fund's average net assets for any full fiscal year, the Manager will refund to the fund, or bear, the excess over 1%. The Manager had undertaken from January 1, 2002 through June 30, 2002 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses (exclusive of certain expenses as described above) exceeded an annual rate of .75 of 1% of the value of the fund' s average daily net assets. During the period ended June 30, 2002, there was no expense reimbursement pursuant to either the undertaking or the Agreement.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2002, the fund was charged $1,504,085 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2002, the fund was charged $1,051,382 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

                                                           For More Information

                        Dreyfus Liquid Assets, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  039SA0602